ALTEGRIS/AACA OPPORTUNISTIC REAL ESTATE FUND

Class A Shares	RAAAX
Class C Shares	RAACX
Class I Shares	RAAIX
Class N Shares	RAANX

(a series of Northern Lights Fund Trust)

Supplement dated October 5, 2020 to

the Prospectus dated May 1, 2020

Artivest Holdings, Inc. and certain of its subsidiaries (together, the “Seller”) entered into a definitive agreement with Altegris Holdings, LLC (the “Buyer”) to sell all of the outstanding interests of Altegris Advisors, LLC (the “Adviser”) to the Buyer (the “Transaction”). The Buyer is a newly formed holding company that will as of the Closing (as defined below) be owned by Continuum Capital Managers, LLC (“Continuum”) and AV5 Acquisition, LLC (“AV5”). Continuum is owned by its two founders, Douglas Grip and Stephen Vanourny. AV5 is solely owned by Matthew Osbourne, the Adviser’s chief investment officer. The closing of the Transaction is subject to certain conditions. Among the conditions is the approval by a majority of the shareholders of the Fund of a proposed new investment advisory agreement (“New Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund. The closing of the Transaction is expected to occur in the fourth quarter of 2020 or as soon as practical thereafter (the “Closing”), provided all of the conditions to the Closing are met.

The Transaction will cause the existing investment advisory agreement between Northern Lights Fund Trust (the “Trust”) and the Adviser, on behalf of the Fund, to automatically terminate as required by law. The Board of Trustees of the Trust has approved a New Advisory Agreement for the Fund, subject to the closing of the Transaction and approval of the New Advisory Agreement by Fund shareholders. Proxy materials relating to Fund shareholder approval of the new investment advisory agreement were filed with the SEC and will be sent to Fund shareholders on or about October 26, 2020. The proxy materials discuss the Transaction in greater detail and include, among other information, a form of the new investment advisory agreement for the Fund. For more information, you can obtain a copy of the Fund proxy materials from the SEC website at www.sec.gov or visit the Fund’s website at www.altegris.com/Funds/Mutual-Funds/Altegris-Family-of-Mutual-Funds.

No shareholder action is necessary at this time.  More detailed information will be provided in a forthcoming proxy statement.  When you receive your proxy statement, please review it carefully and cast your vote.  This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

This Supplement and the existing Prospectus dated May 1, 2020, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2020, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-877-772-5838.